SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 14, 2002

                        Commission File Number: 001-12878

                     TIME WARNER ENTERTAINMENT COMPANY, L.P.

             (Exact name of registrant as specified in its charter)


              Delaware                                        13-3666692
              --------                                        ----------
   (State or other jurisdiction                            (I.R.S. Employer
           of incorporation)                              Identification No.)

American Television and Communications      Delaware            13-2922502
  Corporation
Warner Communications Inc.                  Delaware            13-2696809
(Exact name of registrant as specified      (State or other     (I.R.S. Employer
  in its charter)                           jurisdiction of     Identification
                                            incorporation)      Number)


                 75 Rockefeller Plaza, New York, New York 10019
                 ----------------------------------------------
               (Address of principal executive offices) (zip code)


                                  212 484-8000
                                  ------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
         (Former Name or former address, if changed since last report)


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Item 9.   Regulation FD Disclosure.

          On August 14, 2002, Time Warner Entertainment Company, L.P. (the "Company") and its general partners, as guarantors, filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002. As required by 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 ("Section 906"), this filing was accompanied by a certification of each of the Company's and the Company's general partners' Principal Executive Officer and Principal Financial Officer as to the matters required by Section 906. A copy of each of these certifications is included herewith as an Exhibit.

          The information in this Current Report on Form 8-K, including exhibits, shall not be incorporated by reference into the Company's filings with the Securities and Exchange Commission under the Securities Act of 1933.


Exhibits.

The following exhibits are furnished as part of this Report:

Exhibit      Description

99.1 Certification pursuant to Section 906 of Principal Executive Officer and Principal Financial Officer of the Company dated August 14, 2002.

99.2 Certification pursuant to Section 906 of Principal Executive Officer and Principal Financial Officer of each of the general partners of the Company dated August 14, 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TIME WARNER ENTERTAINMENT
                                   COMPANY, L.P.

                                   By:  WARNER COMMUNICATIONS INC.,
                                        as General Partner


                                   By: /s/ Wayne H. Pace
                                       --------------------------------
                                       Name:  Wayne H. Pace
                                       Title: Executive Vice President and
                                              Chief Financial Officer


                                   AMERICAN TELEVISION AND
                                   COMMUNICATIONS CORPORATION

                                   WARNER COMMUNICATIONS INC.


                                   By: /s/ Wayne H. Pace
                                       ---------------------------------
                                       Name:  Wayne H. Pace
                                       Title: Executive Vice President and
                                              Chief Financial Officer

Date:      August 14, 2002

                                  EXHIBIT INDEX

Exhibit      Description

99.1 Certification pursuant to Section 906 of Principal Executive Officer and Principal Financial Officer of the Company dated August 14, 2002.

99.2 Certification pursuant to Section 906 of Principal Executive Officer and Principal Financial Officer of each of the general partners of the Company dated August 14, 2002.